                                                                   EXHIBIT 10.26

                        UROLOGY AMBULATORY SURGERY CENTER

                             SUBORDINATION AGREEMENT

                            BY AND BETWEEN AND AMONG

                       LEBONHEUR AMBULATORY SERVICES, INC.

                                  ("LEBONHEUR")

                                       AND

                    UROLOGY AMBULATORY SURGERY CENTER, L.L.C.

                                    ("UASC")

                                       AND

                            BRIERBROOK PARTNERS, LLC

                                  ("LANDLORD")

                                      DATED

                             26TH DAY OF JUNE, 2001

                                  [WAYTT LOGO]

                                TABLE OF CONTENTS

ARTICLE 1.     PURPOSE...................................................................................2

   Section 1.1   Purpose of Agreement....................................................................2

ARTICLE 2.     DEFINITIONS...............................................................................3

   Section 2.1   Definitions.............................................................................3

ARTICLE 3.     SUBORDINATION AND PRIORITY................................................................4

   Section 3.1   Subordination of Claims and Obligations.................................................4

   Section 3.2   Priorities Regarding Lease Collateral...................................................4

ARTICLE 4.     PAYMENTS..................................................................................5

   Section 4.1   LeBonheur as Trustee....................................................................5

   Section 4.2   Permissible Payments of Subordinated Claims.............................................5

   Section 4.3   Prepayments to LeBonheur................................................................5

ARTICLE 5.     DEFAULT...................................................................................5

   Section 5.1   Default Notice and Payment Blockage.....................................................5

   Section 5.2   Acceleration and Enforcement of Subordinated Claims.....................................6

ARTICLE 6.     BANKRUPTCY................................................................................6

   Section 6.1   Priority of Lease Claims and Obligations................................................6

   Section 6.2   No Adjudicated or Imputed Value.........................................................6

   Section 6.3   Discharge of LeBonheur..................................................................7

   Section 6.4   Forbearance by LeBonheur................................................................7

   Section 6.5   Rights of LeBonheur.....................................................................7

ARTICLE 7.     ACTIONS OF LANDLORD.......................................................................7

   Section 7.1   Actions by Landlord.....................................................................7

   Section 7.2   Delay or Failure to Exercise Rights.....................................................8

   Section 7.3   Reinstatement of Lease Claims and Obligations...........................................8

ARTICLE 8.     REPRESENTATIONS, WARRANTIES AND COVENANTS.................................................8

   Section 8.1   UASC and LeBonheur......................................................................8

   Section 8.2   UASC's Authority........................................................................8

   Section 8.3   LeBonheur's Authority...................................................................9

   Section 8.4   Restrictions as to Security for Subordinated Claims.....................................9

   Section 8.5   Restrictions Relating to the Lease and Lease Collateral.................................9

   Section 8.6   Amendment of Management Agreement.......................................................9

   Section 8.7   Assignment of Subordinated Claims and Obligations.......................................9

ARTICLE 9.     LEASE DEFAULT AND ACCELERATION............................................................9

   Section 9.1   Right to Cure...........................................................................9

   Section 9.2   Acceleration Notice....................................................................10

   Section 9.3   Ownership of Subordinated Obligations..................................................10

ARTICLE 10.     MISCELLANEOUS...........................................................................10

   Section 10.1   Specific Enforcement..................................................................10

   Section 10.2   Powers and Authorities Irrevocable; No Duty...........................................10

   Section 10.3   Enforceability........................................................................10

   Section 10.4   Complete Agreement; Inconsistency; Modification; Waiver...............................10

   Section 10.5   Headings..............................................................................11

   Section 10.6   Governing Law; Consent to Jurisdiction................................................11

   Section 10.7   Waiver of Right to Trial by Jury......................................................11

   Section 10.8   Continuing and Irrevocable Agreement; Acceptance......................................11

   Section 10.9   Counterparts..........................................................................11

   Section 10.10  Notices...............................................................................11

   Exhibit A              ASC Lease
   Exhibit B              Management Agreement

                                    LEBONHEUR
                                  SUBORDINATION
                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is made and entered into as of this 26TH DAY OF JUNE, 2001 by, between and among BRIERBROOK PARTNERS, LLC, a Tennessee limited liability company, ("Landlord"), LEBONHEUR AMBULATORY SERVICES, INC., a Tennessee corporation, ("LeBonheur"), and UROLOGY AMBULATORY SURGERY CENTER, L.L.C., a Tennessee limited liability company ("UASC").

                                    RECITALS

         A. Landlord has agreed to enter into a certain Lease Agreement with UASC (the "ASC Lease"), attached hereto as EXHIBIT A, pursuant to which the Landlord has agreed to lease to UASC the real property and improvements as set forth and described in the ASC Lease (the "ASC Suite").

         B. The obligations of UASC to Landlord are secured by liens on and security interests in the collateral described in ARTICLE 16 of the ASC Lease (the "ASC Lease Collateral").

         C. LeBonheur has entered into a Management Agreement with UASC (the "Management Agreement") attached hereto as EXHIBIT B.

         D. To induce Landlord to enter into the ASC Lease, LeBonheur and UASC have executed this Agreement.

         E. The Landlord, UASC and LeBonheur, desire to confirm as among themselves the rights and priorities with respect to certain matters arising in connection with the ASC Lease and the Subordinated Obligations and Subordinated Claims (as defined herein), which are of mutual importance to them, without otherwise affecting their respective rights under the ASC Lease or under the other agreements, instruments, and other writings executed and delivered in connection therewith, all as more fully set forth herein.

         Now Therefore, in consideration of the premises and in consideration of the execution and delivery of the Lease, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LeBonheur and UASC, for themselves and for each other present and future holder of any Subordinated Obligation or Subordinated Claim, intending to be legally bound, hereby agree for the direct and legally enforceable benefit of Landlord, each other Landlord and each other present and future holder of any Lease Obligation or Lease Claim as follows:

                               ARTICLE 1. PURPOSE

SECTION 1.1       PURPOSE OF AGREEMENT.

                  IT IS THE PURPOSE OF THIS AGREEMENT TO PROVIDE THAT PAYMENTS OR DISTRIBUTIONS THAT MAY OTHERWISE BE DUE TO LEBONHEUR WITH RESPECT TO SUBORDINATED OBLIGATIONS (AS HEREIN DEFINED) FROM UASC WILL BE SUBORDINATE AND JUNIOR TO THE RIGHT OF THE LANDLORD TO PAYMENT UNDER THE ASC LEASE. SUBORDINATED OBLIGATIONS DO NOT INCLUDE AND NOTHING IN THIS AGREEMENT IS INTENDED TO SUBORDINATE THE PAYMENT OF ANY PRESENT AND FUTURE OBLIGATIONS OF UASC, ITS SUCCESSORS AND ASSIGNS TO PAY, REIMBURSE, DISTRIBUTE OR OTHERWISE DELIVER TO LEBONHEUR ITS MANAGER'S PAYROLL AND BENEFITS AS DEFINED IN THE MANAGEMENT AGREEMENT. PROVIDED, FURTHER, THAT THIS AGREEMENT SHALL NOT PRECLUDE PAYMENTS IN THE ORDINARY COURSE OF BUSINESS (EXCLUSIVE OF PREPAYMENTS) FROM UASC TO LEBONHEUR IF:

                  1.1.1 ALL PAYMENTS OF RENT THAT ARE CURRENTLY DUE AND PAYABLE HAVE BEEN PAID OR PERFORMED BY UASC;

                  1.1.2 THE LANDLORD HAS NOT DELIVERED A DEFAULT NOTICE (FOR THE FAILURE TO PAY RENT OR A DEFAULT BY LEBONHEUR UNDER THIS AGREEMENT ALL AS DEFINED IN SECTION 5.1) TO LEBONHEUR; AND,

                  1.1.3 AT THE TIME OF SUCH PAYMENT, THERE IS NO BANKRUPTCY, INSOLVENCY, OR LIQUIDATION PROCEEDING PENDING AGAINST UCS; AND,

                  1.1.4 SUCH PAYMENT SHALL NOT RENDER UASC INSOLVENT OR UNABLE TO MEET ITS LEASE OBLIGATIONS OR PAY THE LEASE CLAIMS IN CASH AS THEY BECOME DUE.

                             ARTICLE 2. DEFINITIONS

SECTION 2.1       DEFINITIONS.

                  As used herein, the following terms (whether in singular or plural usage) shall have the following meanings:

                  2.1.1    ASC LEASE is defined in the Preamble.

                  2.1.2    BANKRUPTCY CODE means Title 11 of the United States
         Code.

                  2.1.3 BANKRUPTCY, INSOLVENCY OR LIQUIDATION PROCEEDING means (a) any case commenced by or against UASC or LeBonheur, under any chapter of the Bankruptcy Code, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the foregoing parties, any receivership or assignment for the benefit of creditors relating to the foregoing parties or any similar case or proceeding relative to the foregoing parties or the creditors of any of them, as such, in each case whether or not voluntary, (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the foregoing parties, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, or (c) any other proceeding of any type or nature in which Claims against the foregoing parties are determined, proven or paid.

                  2.1.4 CLAIM is used as defined in the Bankruptcy Code, whether or not, in the context in which it appears, a case under the Bankruptcy Code is pending and shall also mean a claim by the Landlord or any holder of a Lease Claim or Lease Obligation to performance of any term, condition, covenant or agreement to be performed by UASC under the ASC Lease or LeBonheur under this Agreement.

                  2.1.5 DEFAULT means (a) the failure to pay when due any payment on any Lease Claim, or, (b) the failure of LeBonheur to promptly and faithfully perform, keep, observe and discharge all of the terms, covenants, conditions, agreements and provisions to be performed, kept, observed and discharged by LeBonheur under this Agreement.

                  2.1.6 DISCHARGE OF THE LEASE OBLIGATIONS means that UASC under the ASC Lease has promptly and faithfully performed, kept, observed discharged and paid in full all of the Lease Obligations to be performed or discharged by UASC.

                  2.1.7 HOLDER includes, in respect of any Obligation or Claim, each person or entity which owns, is entitled to enforce, is entitled to the benefit of or otherwise holds or owns such Obligation or Claim and includes all persons and entities at any time receiving any transfer of any interest in any Obligation or Claim or otherwise succeeding to any interest in any Obligation or Claim.

                  2.1.8 LEASE CLAIMS means the sum of all present and future Claims against UASC on account or in respect to the Lease Obligations and other extensions of credit or indebtedness at any time incurred under the ASC Lease, and specifically includes (without limitation) all Claims for fees, taxes, expense reimbursements, indemnities and other amounts payable by UASC under the ASC Lease or any other such instrument, conveyance or agreement and all Post-Petition Claims in any Bankruptcy, Insolvency or Liquidation Proceeding related to the ASC Lease.

                  2.1.9 LEASE OBLIGATIONS means (a) the obligations of UASC, as Tenant under the ASC Lease to promptly and faithfully perform, keep, observe and discharge all of the terms, covenants, conditions, agreements and provisions to be performed, kept, observed and discharged by UASC under the ASC Lease with respect to the payment of Rent or any other monetary obligations under the ASC Lease including all other sums becoming due there under, any damage or loss which Landlord may suffer by reason of the breach by UASC of any covenant, agreement, or condition contained in the ASC Lease (whether such amounts accrue before and after any petition under any chapter of the Bankruptcy Code or any other law affecting creditor's rights), Landlord fees, reasonable costs of collection, and attorneys fees incurred in connection therewith, and reasonable amounts expended to preserve, protect or maintain or re-Lease any or all of the Premises and all reimbursement obligations in respect thereof and advances made and other credit extended by the Landlord.

                  2.1.10 POST-PETITION CLAIMS means any Claim with respect to ASC Lease or this Agreement accrued or computed for or as to any period of time at any time after the commencement of any Bankruptcy, Insolvency or Liquidation Proceeding set forth in or applicable under such Agreements or agreement evidencing or governing such Agreements or for fees, expense reimbursements, indemnification or other similar obligations accrued or determined for or as to any such period of time in accordance with the provisions of such Agreements, whether or not such Claim is allowed, allowable or enforceable in such Bankruptcy, Insolvency or Liquidation Proceeding and even if such Claim is not allowed or enforced therein.

                  2.1.11 SUBORDINATED CLAIMS means (a) all present and future Claims of LeBonheur against UASC, its successors and assigns on account or in respect of the Subordinated Obligations. Notwithstanding any other provision of this Agreement, Subordinated Claims shall not include any present and future Claims of LeBonheur against UASC, its successors and assigns, for payment, reimbursement, distribution or delivery to LeBonheur of its Manager's payroll and benefits as defined in the Management Agreement.

                  2.1.12 SUBORDINATED OBLIGATIONS means all present and future obligations of UASC, its successors and assigns, to pay, reimburse, distribute or otherwise deliver to LeBonheur (a) its Management Fees, as defined in the Management Agreement; or (b) any other payments to which LeBonheur is entitled that constitutes Cost of Operations as defined in the Management Agreement. Notwithstanding any other provision of this Agreement, Subordinated Obligations shall not include any present and future obligations of UASC, its successors and assigns to pay, reimburse, distribute or otherwise deliver to LeBonheur its Manager's payroll and benefits as defined in the Management Agreement.

                     ARTICLE 3. SUBORDINATION AND PRIORITY

SECTION 3.1       SUBORDINATION OF CLAIMS AND OBLIGATIONS.

                  UASC and LeBonheur hereby covenant and agree that the Subordinated Obligations and Subordinated Claims are and shall be postponed, subordinated and junior in right of payment and performance to the prior payment in full in cash and the performance of all Lease Obligations and Lease Claims, on the terms and conditions herein set forth.

SECTION 3.2       PRIORITIES REGARDING LEASE COLLATERAL.

                  Notwithstanding anything to the contrary contained in or arising from the ASC Lease or this Agreement, or any other note, agreement, lease, employee agreement, management agreement, instrument, or document now or hereafter executed and delivered by the Landlord, UASC, or LeBonheur, or any instrument or document executed and delivered in connection therewith, or otherwise including any extensions, renewals or forbearances thereof, any prior perfection of a security interest, mortgage, deed of trust, lien, or the provisions of the Uniform Commercial Code, or other law of any jurisdiction which is applicable, or the existence of any present or future filing of financing statements under the Uniform Commercial Code, or other law of any jurisdiction which is applicable, or other filings or recordings under any other law of any jurisdiction which is applicable or in which such filing or recording has been made, the priorities of the liens and security interests of the Landlord in the Lease Collateral (including proceeds of casualty and title insurance) securing the Lease Obligations and Lease Claims, shall be senior and prior to any liens and security interest of LeBonheur at any time obtained on such collateral, and the liens and security interests of LeBonheur at any time obtained in such Lease Collateral shall be junior liens and security interests subject to the liens and security interests of the Landlord.

                              ARTICLE 4. PAYMENTS

SECTION 4.1       LEBONHEUR AS TRUSTEE.

                  If LeBonheur shall receive any payment or distribution out of any of the assets of UASC, whether or not arising out of or as a result of any event described in SECTION 4.2 or any action or right of remedy exercised pursuant to SECTION 5.2.2 of this Agreement, and such payment or distribution or the retention thereof by LeBonheur is not in accordance with the provisions of this Agreement, then LeBonheur shall hold such payment or distribution in trust as trustee of an express trust, for the benefit of the Landlord, shall not commingle such payment or distribution with its other assets, and shall promptly take all action necessary to cause such payment or distribution to be allocated or paid in accordance with this Agreement.

SECTION 4.2       PERMISSIBLE PAYMENTS OF SUBORDINATED CLAIMS.

                  For as long as the Leases are in effect and thereafter until all Lease Obligations and Lease Claims have been paid in full in cash and/or otherwise performed and discharged, UASC will not make or permit to be made, and LeBonheur will not demand, accept, receive or retain, any payment or distribution of any kind or character, whether in cash, property, securities or otherwise, on account or in respect of any Subordinated Obligation or Subordinated Claim, except that:

                  4.2.1 Any payments of regularly scheduled installments or any other payments required under the Subordinated Obligations, may be paid if (and only if) at the time of such payment no Rent is due and payable to Landlord and all Lease Obligations and Lease Claims then currently due and owing have been paid in full in cash by UASC. Any payments made to LeBonheur that do not meet the requirements of the first sentence of this paragraph shall be held by LeBonheur in trust for the benefit of Landlord and promptly forwarded to Landlord for application to the Lease Obligations and Lease Claims.

                  4.2.2 No such payment of a Subordinated Obligation or Subordinated Claim may be made at any time when any Bankruptcy, Insolvency, or Liquidation Proceeding against UASC is pending. No such payment of a Subordinated Obligation or Subordinated Claim shall be made that renders UASC insolvent or unable to meet its Lease Obligations or pay the Lease Claims in cash as they become due.

SECTION 4.3       PREPAYMENTS TO LEBONHEUR.

                  LeBonheur will give Landlord written notice of (a) any prepayment of a regularly scheduled payment; or, (b) receipt of any payment or distribution of any kind or character, whether in cash, property, securities or otherwise made by UASC, in violation of SECTION 4.2, on the Subordinated Obligations or Subordinated Claims or otherwise to LeBonheur and, within twenty
(20) Business Days after such notice is given, Landlord will notify LeBonheur as to whether such prepayment will be held by LeBonheur in trust for the benefit of Landlord and promptly forwarded to Landlord for application to the Lease Obligations and Lease Claims. If Landlord fails to notify LeBonheur that such prepayment is to be held in trust by LeBonheur and forwarded to the Landlord as set for in the preceding sentence, within such twenty (20) Business Day period, then such prepayment shall be deemed to be a permitted payment, and shall be retained by LeBonheur for its own account.

                               ARTICLE 5. DEFAULT

SECTION 5.1       DEFAULT NOTICE AND PAYMENT BLOCKAGE.

                  Upon the occurrence and continuance of an Event of Default for the failure to pay Rent (under and as defined in the ASC Lease) or an Event of Default by LeBonheur (as defined in SECTION 2.1.5 of this Agreement), and upon a declaration of an Event of Default by the Landlord for the failure to pay Rent or by LeBonheur under this Agreement with written notice specifying the nature thereof (the "Default Notice") to LeBonheur, then unless and until said Event of Default for the failure to pay Rent or by LeBonheur, as applicable, shall be cured or waived to the reasonable satisfaction of the Landlord, with written notice of such waiver or cure to be given to LeBonheur, (a) Landlord shall be entitled to thereafter receive payment in full of all Rent before LeBonheur shall be entitled to receive any payment upon the Subordinated Obligations, and (b) after all Rent has been paid in full and discharged in full, LeBonheur shall be entitled to receive full payment on the Subordinated Obligations.

SECTION 5.2       ACCELERATION AND ENFORCEMENT OF SUBORDINATED CLAIMS.

                  Until all Rent has been paid in full in cash, LeBonheur will not (a) demand, accelerate, bring suit to collect or otherwise exercise or enforce any right or remedy in respect of any Subordinated Claim or commence or prosecute any action or proceeding thereon, (b) commence any Bankruptcy, Insolvency or Liquidation Proceeding or join with any creditor in commencing any Bankruptcy, Insolvency or Liquidation Proceeding, or appear in any Bankruptcy, Insolvency or Liquidation Proceeding commenced by any other creditor in support of the commencement or continuation thereof, or (c) otherwise exercise or enforce any right or remedy in respect of any Subordinated Claim, including any right or remedy that otherwise might be available to it in any Bankruptcy, Insolvency or Liquidation Proceeding, unless:

                  5.2.1 The Landlord has received written notice thereof, stating the action to be taken and the grounds therefor, and at least 180 days have elapsed since the date such written notice was received by the Landlord.

                  5.2.2    Notwithstanding the foregoing, nothing in this
         SECTION 5.2 shall limit the rights of LeBonheur to prove and establish its Subordinated Claims in any such Bankruptcy, Insolvency, or Liquidation Proceeding.

                             ARTICLE 6. BANKRUPTCY

SECTION 6.1       PRIORITY OF LEASE CLAIMS AND OBLIGATIONS.

                  In the event of any Bankruptcy, Insolvency or Liquidation Proceeding and any receivership, liquidation, readjustment, merger, consolidation, amalgamation, reorganization, arrangement, or other similar proceedings in connection therewith, relative to UASC, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of UASC, whether or not involving insolvency or bankruptcy:

                  6.1.1 All Lease Claims (including all Post-Petition Claims) shall be discharged, performed and paid in full in cash before LeBonheur shall be entitled to receive any payment, performance or distribution of any kind or character, whether in cash, property, securities or otherwise, on account or in respect of any Subordinated Claim in such Bankruptcy, Insolvency or Liquidation Proceeding.

                  6.1.2 The holders of Lease Claims after discharge of the Lease Claims shall be entitled to receive each payment and distribution of any kind or character, whether in cash, property, securities or otherwise (including any such payment or distribution which may become payable or deliverable by reason of any other Claim being subordinated to any Subordinated Claim), that may become payable or deliverable on account or in respect of any Subordinated Claim, for application to the payment of Lease Claims of such holders (including all Post-Petition Claims), until all holders of Lease Claims have received performance and payment in full in cash of all Lease Claims (including all Post-Petition Claims). All such payments and distributions shall be delivered by the debtor, trustee, receiver, disbursing agent, or other person making such payment or distribution in such Bankruptcy, Insolvency, or Liquidation Proceeding directly to the Landlord for the benefit of such holders of Lease Claims.

SECTION 6.2       NO ADJUDICATED OR IMPUTED VALUE.

                  Except as otherwise agreed in writing by the Landlord, no payment or distribution consisting of any property or securities other than cash shall be deemed applied to the payment of Lease Claims at any adjudicated or imputed value.

SECTION 6.3       DISCHARGE OF LEBONHEUR.

                  No discharge of the liability of the debtor in such Bankruptcy, Insolvency or Liquidation Proceeding shall, as against LeBonheur as a creditor, constitute performance and/or payment of the Lease Claims or shall in any respect affect or impair the right of the holders of Lease Claims to receive each performance, payment or distribution on account or in respect of Subordinated Claims and to apply such payment or distribution to pay the Lease Claims (including all Post-Petition Claims accrued or incurred through the date on which cash proceeds have been received by the holders of Lease Claims in an amount sufficient to pay all Lease Claims in full), until cash proceeds have been received and applied to the payment of and performance of Lease Claims in an amount sufficient to perform, discharge and pay, in full and in cash, all Lease Claims (including all Post-Petition Claims accrued or incurred through the date on which cash proceeds in such amount are received).

SECTION 6.4       FORBEARANCE BY LEBONHEUR.

                  LeBonheur, as a creditor, shall not, in such Bankruptcy, Insolvency or Liquidation Proceeding, (a) assert, or request relief predicated on the assertion that, or join with any creditor or the debtor or any trustee or representative in asserting or requesting relief predicated on the assertion that, any of the Lease Obligations and Claims is not enforceable, should be equitably subordinated, is subject to avoidance on any ground or is not secured by lawfully granted, continuously perfected and nonavoidable security interests in the Lease Collateral, (b) oppose or otherwise contest, or join with any creditor or the debtor or any trustee or representative in opposing or otherwise contesting any request by Landlord for relief from any automatic stay or from any other form of order or restraint for the purpose of permitting such Landlord to foreclose upon or otherwise enforce any or all of its security interests and liens upon any Lease Collateral or (c) seek, or join with any creditor or the debtor or any trustee or representative in seeking, substantive consolidation of the estate of the debtor with the assets, liabilities or estate of its parent company or any of its subsidiaries or any other person or entity.

SECTION 6.5       RIGHTS OF LEBONHEUR.

                  Except as set forth herein, LeBonheur, as a creditor, shall retain the right to vote and otherwise act in any such proceeding, including, without limitation, the right to file claims in its own behalf and to vote to accept or reject any plan or partial or complete liquidation, reorganization, arrangement, composition, or extension.

                         ARTICLE 7. ACTIONS OF LANDLORD

SECTION 7.1       ACTIONS BY LANDLORD.

                  Without in any way limiting the generality of the foregoing, the Landlord and each holder of any Lease Obligations or Lease Claim may at any time and from time to time, without the consent of or notice to LeBonheur, as a creditor, without incurring any responsibility or liability to LeBonheur and without in any manner prejudicing, affecting or impairing the subordination provided herein or the obligations of LeBonheur under this Agreement:

                  7.1.1 Make loans and advances to UASC or otherwise extend credit to UASC, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing; and,

                  7.1.2 Change the manner, place or terms of payment or extend the time of payment of; or, renew or alter, compromise, accelerate, extend, any Lease Obligations and Lease Claim or any agreement, guaranty, lien or obligation of UASC or any other person or entity in any manner related thereto, or otherwise amend, supplement or change in any manner any Lease Obligations or Lease Claim or any such agreement, guaranty, lien or obligation; and,

                  7.1.3 Increase or reduce the amount of any Lease Obligation or Lease Claim or any amounts payable in respect thereof; and,

                  7.1.4 Release or discharge any Lease Obligation or Lease Claim or any guaranty thereof or any agreement or obligation of UASC or any other person or entity with respect thereto; and,

                  7.1.5 Take or fail to take any collateral security for any Lease Obligation or Lease Claim or take or fail to take any action which may be necessary or appropriate to ensure that any security interest or lien upon any property securing any Lease Obligation or Lease Claim is duly enforceable or perfected or entitled to priority as against any other lien or to ensure that any proceeds of any property subject to any security interest or lien are applied to the payment of any Lease Obligation or Lease Claim; and,

                  7.1.6 Release, discharge or permit the lapse of any or all security interests or liens upon any property at any time securing any Lease Obligation or Lease Claim; and,

                  7.1.7 Exercise or enforce, in any manner, order or sequence, or fail to exercise or enforce, any right or remedy against UASC or any collateral security or any other person, entity or property in respect of any Lease Obligation or Lease Claim or any security interest or lien securing any Lease Obligation or Lease Claim or any right under this Agreement, and apply any payment or proceeds of collateral in any order of application; and,

                  7.1.8 Sell, exchange, release, foreclose upon, or otherwise deal with any property that may at any time be subject to any security interest or lien securing any Lease Obligation or Lease Claim.

SECTION 7.2       DELAY OR FAILURE TO EXERCISE RIGHTS.

                  No exercise, delay in exercising or failure to exercise any right arising under this Agreement, no act or omission of any holder of Lease Obligation or Lease Claim in respect of UASC or any other person or entity or any collateral security for any Lease Obligation or Lease Claim or any right arising under this Agreement, no change, impairment, or suspension of any right or remedy of any holder of any Lease Obligation or Lease Claim, and no other act, failure to act, circumstance, occurrence or event which, but for this provision, would or could act as a release or exoneration of the obligations of LeBonheur hereunder shall in any way affect, decrease, diminish or impair any of the obligations of LeBonheur under this Agreement or give LeBonheur or any other person or entity any recourse or defense against any holder of a Lease Obligation or Lease Claim in respect of any right arising under this Agreement.

SECTION 7.3       REINSTATEMENT OF LEASE CLAIMS AND OBLIGATIONS.

                  If any payment or other transfer at any time applied to the payment or satisfaction of any Lease Obligation or Lease Claim is thereafter rescinded, recovered, set aside, avoided or required to be returned, then such Lease Obligation or Lease Claim and all rights of the holder of such Lease Obligation or Lease Claim to enforce subordination as set forth herein shall be automatically and unconditionally reinstated, as fully as if such payment or transfer had never been made.

              ARTICLE 8. REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 8.1       UASC AND LEBONHEUR.

                  During the term of this Agreement and until the full and complete performance, discharge and payment in full, in cash of all Lease Obligations and Lease Claims, UASC and LeBonheur hereby represent, warrant, covenant and agree as set forth in this ARTICLE 8.

SECTION 8.2       UASC'S AUTHORITY.

                  UASC hereby represents and warrants to each present and future holder of any Lease Obligation or Lease Claim that (a) the Recitals are true and correct as of the date hereof, (b) it has duly executed and delivered this Agreement, in compliance with all laws and regulations applicable to it and all agreements binding upon it, with full power and authority to bind itself and its successor and assigns, (c) this Agreement is binding upon and legally enforceable against it and its successor and assigns, and (d) its execution and delivery of this Agreement, and the performance of its obligations hereunder and the obligations hereunder, does not violate or conflict with, or constitute a default under, any law, regulation, agreement or other contractual obligation binding upon or enforceable against such party.

SECTION 8.3       LEBONHEUR'S AUTHORITY.

                  LeBonheur hereby represents and warrants to each present and future holder of any Lease Obligation or Lease Claim that (a) the Recitals are true and correct as of the date hereof, (b) it has duly executed and delivered this Agreement, in compliance with all laws and regulations applicable to it and all agreements binding upon it, with full power and authority to bind itself and its successor and assigns, (c) this Agreement is binding upon and legally enforceable against it and its successor and assigns, and (d) its execution and delivery of this Agreement, and the performance of its obligations hereunder and the obligations hereunder, does not violate or conflict with, or constitute a default under, any law, regulation, agreement or other contractual obligation binding upon or enforceable against such party.

SECTION 8.4       RESTRICTIONS AS TO SECURITY FOR SUBORDINATED CLAIMS.

                  UASC agrees that it will not grant or permit to exist, and LeBonheur will not demand, accept, take, seize, or retain, any security interest or lien upon any property now owned or hereafter acquired by UASC as security for any Subordinated Obligation or Subordinated Claim.

SECTION 8.5       RESTRICTIONS RELATING TO THE LEASE AND LEASE COLLATERAL.

                  No holder of any Subordinated Obligation or Subordinated Claim will accept or retain the benefit of any agreement in any respect restricting the right of UASC (a) to incur or repay or secure any Lease Obligation or Lease Claim in any amount, (b) to enter into, amend, supplement, or change the ASC Lease or any other agreement governing or relating to any Lease, including, but not limited to any subordination or attornment or estoppel agreements requested by Landlord with respect to any mortgage or deed of trust or loan on the Premises, or (c) to sell, transfer or otherwise dispose of any or all of the capital stock of, or partnership or limited liability company interests in, or other equity interests in, any Subsidiary or to sell, transfer or otherwise dispose of any or all of the property or assets of UASC, including dispositions by merger or consolidation, except only the sale, transfer or other disposition of all or substantially all of the assets of UASC and its Subsidiaries, taken as a whole.

SECTION 8.6       AMENDMENT OF MANAGEMENT AGREEMENT.

                  LeBonheur will not enter into or accept any agreement to amend, supplement, terminate or otherwise change the Management Agreement with respect to the Priority in Payables set forth in Section 5 (d) of the Management Agreement.

SECTION 8.7       ASSIGNMENT OF SUBORDINATED CLAIMS AND OBLIGATIONS.

                  Prior to making or agreeing to make any transfer of any Subordinated Claim or any transfer of any interest in any Subordinated Obligation or Subordinated Claim, the then holder thereof will (a) deliver a copy of this Agreement to the transferee, (b) cause the transferee duly to execute and deliver its agreement to be bound by the provisions hereof, by execution of a counterpart of the signature page hereto, stating the interest transferred, and (c) deliver such counterpart, so executed, to the Landlord, accompanied by, if requested by the Landlord, an opinion of reputable counsel stating that the execution and delivery of such counterpart is within the power of such transferee and that such counterpart was duly authorized, executed and delivered by such transferee and is enforceable against such transferee in accordance with its terms, subject to laws generally affecting the enforcement of the rights of creditors and the applicability of general equitable principles.

                   ARTICLE 9. LEASE DEFAULT AND ACCELERATION

SECTION 9.1       RIGHT TO CURE.

                  When Landlord gives LeBonheur, as provided in ARTICLE 5 hereof, a Default Notice, LeBonheur shall have the right, but not the obligation, to undertake to cure such an Event of Default. If LeBonheur determines to undertake to cure such Event of Default, it will so notify Landlord within three (3) Business Days after receipt of Landlord's notice, or it will be deemed to have waived this right. Landlord may exercise any and all remedies available to it consistent with the provisions of this Agreement while LeBonheur is considering whether to cure such Event of Default. If LeBonheur elects to cure such Event of Default, LeBonheur must cure within ten (10) Business Days of the receipt of such notice such Event of Default as it exists on the date of cure and not on the date of the Default Notice delivered to LeBonheur; provided, however, LeBonheur shall have no obligation to then cure any other Event of Default not stated in the Default Notice.

SECTION 9.2       ACCELERATION NOTICE.

                  Upon any acceleration of the Lease Obligations, a written notice of acceleration (the "Acceleration Notice") shall be given by the Landlord to LeBonheur within fifteen (15) Business Days (a Business Day for the purposes of this Agreement being a day that satisfies the definition of Business Day in the ASC Lease) of such acceleration. Under certain circumstances specified in such Lease, the Landlord may be entitled to send out Default Notices and Acceleration Notices simultaneously, and LeBonheur hereby acknowledges this right.

SECTION 9.3       OWNERSHIP OF SUBORDINATED OBLIGATIONS.

                  LeBonheur, as creditor, warrants and represents that it has not previously assigned any interest in the Subordinated Obligations or Subordinated Claims and that no party other than LeBonheur owns an interest in the Subordinated Obligations or Subordinated Claims.

                           ARTICLE 10. MISCELLANEOUS

SECTION 10.1      SPECIFIC ENFORCEMENT.

                  UASC and LeBonheur acknowledge and agree that an action for money damages is not an adequate remedy for enforcement of this Agreement and, accordingly, agree that each and all of the obligations arising hereunder may, at the option of the Landlord, be enforced by an action for specific performance or other lawful specific or injunctive relief.

SECTION 10.2      POWERS AND AUTHORITIES IRREVOCABLE; NO DUTY.

                  All rights, powers and authorities herein granted to the Landlord are coupled with an interest and are irrevocable until Discharge of the Lease Obligations and Lease Claims and all outstanding Lease Obligations or Lease Claims have been performed, discharged and paid in full in cash. Such rights, powers and authorities may be freely exercised by Landlord, or not exercised by it, in each instance as it may see fit given its own individual interest as a holder of a Lease Obligation or Lease Claim, without any duty of care, duty of loyalty or other duty whatsoever to LeBonheur.

SECTION 10.3      ENFORCEABILITY.

                  This Agreement (a) shall be binding upon and enforceable against UASC and LeBonheur and their respective successors and assigns whether such holder of a Subordinated Obligation or Subordinated Claims holds such Subordinated Claim or Subordinated Obligation as a lien holder, secured party or otherwise, (b) may be jointly or separately enforced in any lawful manner against any one or more or all of the persons and entities bound hereby, without any requirement that other Claims or persons or entities bound hereby be joined (and no single or partial exercise or enforcement of any right hereunder shall preclude any other or further exercise or enforcement thereof), and (c) shall inure to the benefit of and be enforceable by Landlord, its successors and assigns and transferees and each other present and future holder of any Lease Obligation or Lease Claim. Without limiting the foregoing, Landlord shall have the right to assign this Agreement to any Lender of Landlord with respect to the ASC Lease and LeBonheur hereby agrees to provide such estoppel certificates to such Lender as may be required and necessary with respect to the right of the Lender to the benefits of this Agreement.

SECTION 10.4      COMPLETE AGREEMENT; INCONSISTENCY; MODIFICATION; WAIVER.

                  This Agreement, its Exhibits and the ASC Lease, set forth definitely and exhaustively the complete agreement of the parties with respect to the subject matter hereof. No provision hereof and no right arising hereunder may be modified or waived by any oral agreement or shall be deemed to have been modified or waived by any act or failure to act or shall otherwise be affected or changed, except as and to the extent expressly set forth in a writing signed by the party to be bound thereby.

SECTION 10.5      HEADINGS.

                  The paragraph headings herein are inserted solely for convenience of reference and shall not be used to construe, interpret, define, or limit the provisions hereof.

SECTION 10.6      GOVERNING LAW; CONSENT TO JURISDICTION.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee. UASC and LeBonheur hereby
(a) irrevocably consents to the exclusive jurisdiction of the courts of the County of Davidson in the State of Tennessee or the courts of the United States for the Middle District of Tennessee in respect of any action or proceeding arising out of or in connection with this Agreement or for the enforcement of any right hereunder, (b) waives any objection which it may have at any time to the laying of venue of any such action or proceeding in any such court, waives any claim that such action or proceeding has been brought in an inconvenient forum, and further waives the right to object that such court does not have jurisdiction over such party, and (c) agrees that process in any such action or proceeding may be served upon it, and shall be sufficiently served upon it, by mail to its address set out on the signature pages hereof; without limiting the right of any person or entity to serve process in any other manner permitted by law.

SECTION 10.7      WAIVER OF RIGHT TO TRIAL BY JURY.

                  Each party hereto hereby waives, absolutely, unconditionally, irrevocably and forever, any right to trial by jury in any action or proceeding arising out of or in connection with this Agreement or for the enforcement of any right hereunder.

SECTION 10.8      CONTINUING AND IRREVOCABLE AGREEMENT; ACCEPTANCE.

                  This Agreement is a continuing and irrevocable agreement enforceable against each signatory party hereto by Landlord and each other present and future holder of any Lease Obligation or Lease Claim. Notice of acceptance hereof by Landlord or any such holder is hereby waived, and reliance hereon by each of them is hereby unconditionally and conclusively acknowledged.

SECTION 10.9      COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts and by the parties on one or more counterparts, all of which taken together shall constitute a single agreement. Delivery of an executed signature page to this Agreement by facsimile shall be effective as delivery of a manually signed counterpart.

SECTION 10.10     NOTICES.

                  All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been given when actually delivered, if personally delivered, or when mailed, if mailed by registered or certified mail, return receipt requested, to the following addresses or to such other address as either party may subsequently designate in writing:

                  10.10.1  If to Landlord:

                           BRIERBROOK PARTNERS, LLC
                           c/o Med Properties Asset Group, L.L.C.
                           Attn: O.B. McCoin
                           Suite 250
                           7101 Executive Center Drive
                           Brentwood, Tn. 37027
                           (615) 376-9995 (phone)
                           (615) 371-0246 (fax)
                           mccoino@hadc.com (email)

                  10.10.2  With a copy given in the manner prescribed above, to:

                           Daniel R. Loftus
                           Suite 1500
                           2525 West End Avenue
                           Nashville, Tn. 37203-1423
                           615-244-0020 (phone)
                           615-256-1726 (fax)
                           dloftus@wyattfirm.com (email)

                  10.10.3  If to LeBonheur:

                           LeBonheur Ambulatory Services, Inc.
                           Methodist Healthcare
                           Attention: Robert N. Trumpis
                           Suite 600
                           1211 Union Avenue
                           Memphis, Tn. 38104
                           (901) 726-2353 (phone)
                           (901) 726-8066 (fax)
                           trumpisb@methodisthealth.org

                  10.10.4  With a copy given in the manner prescribed above, to:

                           LeBonheur Ambulatory Services, Inc.
                           c/o Methodist Healthcare
                           Attention: W. Steven West
                           Suite 700
                           1211 Union Avenue
                           Memphis, Tn. 38104
                           (901) 726-2319 (phone)
                           (901) 726-2392 (fax)
                           wests@methodisthealth.org

                  10.10.5  If to UASC:

                           Urology Ambulatory Surgery Center, L.L.C.
                           C/o Richard Pearson, M.D. Chief Manager
                           Attn: Rusty DeGeorge, Executive Manager
                           Urology Center of the South
                           Suite 220
                           5909 Shelby Oaks

                           Memphis, Tn. 38134
                           901-384-8840 (phone)
                           901-384-6422 (fax)
                           rustydegeorge@aol.com(email)

                  10.10.6  With a copy given in the manner prescribed above, to:

                           Frank S. Carney, Esq.
                           Stokes, Bartholomew, Evans and Petree
                           81 Monroe Avenue, Suite 600
                           Memphis, Tn. 38103-2402
                           (901) 525-6781 (phone)
                           (901) 521-6544 (fax)
                           fcarney@stokesbartholomew.com

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above stated.

                                          LANDLORD:

                                          BRIERBROOK PARTNERS, LLC

                                          a Tennessee limited liability company

                                          BY: MED PROPERTIES ASSET GROUP,
                                              L.L.C.,

                                          an Indiana limited liability company

                                          Its Managing Member



                                          BY: /s/ O. B. McCowan
                                             ----------------------------------

                                          TITLE: Chief Manager
                                                -------------------------------

                                          LEBONHEUR:

                                          LEBONHEUR AMBULATORY SERVICES, INC.

                                          a Tennessee corporation



                                          BY: /s/ Robert N. Trumpis
                                             ----------------------------------

                                          TITLE: Treasurer
                                                -------------------------------

                                          UASC

                                          UROLOGY AMBULATORY SURGERY CENTER,
                                          L.L.C.

                                          a Tennessee limited liability company



                                          BY: /s/
                                             ----------------------------------

                                          TITLE: Chief Manager
                                                -------------------------------

STATE OF TENNESSEE

COUNTY OF DAVIDSON

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that O.B. McCoin, whose name as Chief Manager of Med Properties Asset Group, L.L.C., an Indiana limited liability company, in its capacity as Managing Member of Brierbrook Partners, LLC, a Tennessee limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such Chief Manager and with full authority, executed the same voluntarily for and as the act of said limited liability company, in its capacity as Managing Member as aforesaid.

         Given under my hand and official seal, this the 28th day of June, 2001.



                                           /s/ Susanne C. Pugh           (SEAL)
                                           ------------------------------

                                           Notary Public

                                           My Commission Expires: July 27, 2002

                                                   [NOTARY SEAL]

STATE OF TENNESSEE

COUNTY OF SHELBY

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Richard Pearson, M.D., whose name as Chief Manager of Urology Ambulatory Surgery Center, L.L.C., a Tennessee limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such Chief Phy. and with full authority, executed the same voluntarily for and as the act of said limited liability company, in his/her capacity as Chief Manager as aforesaid.

         Given under my hand and official seal, this the 29th day of June, 2001.



                                          /s/ Mary Louise Grubbs         (SEAL)
                                          -------------------------------

                                          Notary Public

                                          My Commission Expires: Feb. 26, 2003

                                                   [NOTARY SEAL]

STATE OF TENNESSEE

COUNTY OF SHELBY

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Robert N. Trumpis, whose name as Treasurer of LeBonheur Ambulatory Services, Inc., a Tennessee corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such Treasurer and with full authority, executed the same voluntarily for and as the act of said corporation, in his/her capacity as Treasurer as aforesaid.

         Given under my hand and official seal, this the 27th day of June, 2001.



                                          /s/ Caroline Bridges           (SEAL)
                                          -------------------------------
                                          Notary Public

                                          My Commission Expires: February 15,
                                          2005

                                                   [NOTARY SEAL]

                                    EXHIBIT A

                                    ASC LEASE


                                       A

                                     SEE ASC
                      AMENDED AND RESTATED LEASE AGREEMENT

                                    EXHIBIT B

                              MANAGEMENT AGREEMENT


                                       B

                                     SEE ASC
                      AMENDED AND RESTATED LEASE AGREEMENT
                                   EXHIBIT B